EXHIBIT 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended June 30, 2003

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: changes in the global political environment; national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2003

Table of Contents

Second Quarter Review / Shareholder Information

Financial Review

Balance Sheets

Income Statements

Funds from Operations / Capital Expenditures

Selected Financial Ratios / Data

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

Summary of Outstanding Debt

Debt Maturity Schedule / Debt Covenant Compliance Ratios

Activity Review

2003 Portfolio / Property Acquisitions

2003 Portfolio / Property Dispositions

2003 Redevelopment / Outparcel Development Activities

Portfolio Review

Property Type Summary

Properties by State / Region

Same Property NOI Analysis

Top Ten Tenants

New Lease Summary

Lease Expiration Schedule

Property Portfolio

Appendix

Summary of Joint Venture Projects

Joint Venture Projects - Disposition Activity

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2003

Second Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 387 properties and total assets of approximately $3.5 billion.  Its properties are strategically located across 35 states and include 355 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 49.9 million square feet of gross leasable area, and 32 related retail real estate assets, with approximately 2.7 million square feet of gross leasable area.

Second Quarter Review

Financial Review

•                  On April 21, 2003, the Company completed a public offering of 8,000,000 depositary shares, including the partial exercise of the underwriters’ over-allotment option, with each depositary share representing a 1/10 fractional interest of a share of 7.625 percent Series E Cumulative Redeemable Preferred Stock.  The net proceeds to the Company from the offering were approximately $193 million, which were used to redeem all of the Company’s outstanding series B depositary shares, each of which represented a 1/10 fractional interest of a share of the Company’s 8 5/8 percent Series B Cumulative Redeemable Preferred Stock, as well as to repay a portion of the amounts outstanding under the Company’s senior unsecured revolving credit facility.

•                  On May 5, 2003, the Company redeemed all of its 6,300,000 series B depositary shares at an aggregate cost of $158 million.

•                  On May 19, 2003, the Company completed a public offering of $100 million of 3.75 percent Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option and purchased an additional $15 million of the 3.75 percent Convertible Senior Notes. The notes are convertible into New Plan common stock upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company prior to June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.  The net proceeds to the Company from the offering were approximately $112 million, which were used to repay a portion of the amounts outstanding under the Company’s senior unsecured revolving credit facility.

Activity Review

•                  On June 18, 2003, the Company made a $12.2 million mortgage loan to First Westport Properties in connection with First Westport Properties’ acquisition of New Britain Village Square.  As consideration for making the mortgage loan, the Company obtained an option to purchase the shopping center during the first quarter of 2004.  In the event that the option is exercised, the purchase price for the property will be approximately $11 million, plus the assumption of the mortgage loan, and is payable in units in a partnership controlled by the Company.  New Britain Village Square is a 144,000 square foot grocery-anchored shopping center located in Bucks County, Pennsylvania and anchored by Genuardi’s Family Markets, Hollywood Video and McDonald’s.

•                  On June 25, 2003, the Company acquired Panama City Square, a 289,119 square foot shopping center located in Panama City, Florida and anchored by Goody’s, Michaels, Sports Authority, T.J. Maxx and Wal-Mart, for approximately $18.3 million, including $12.7 million of assumed mortgage indebtedness. In total, ten shopping centers, totaling approximately 1.1 million square feet, were acquired during the first six months of 2003 for an aggregate of approximately $74.8 million (includes one shopping center, Paradise Pavilion, for which the purchase amount was included in the Equity Investment Group portfolio acquisition on December 12, 2002).

•                  During the second quarter, the Company sold six properties and one land parcel for an aggregate of approximately $15.2 million.  Properties sold during the quarter include a 31,170 square foot single tenant Kroger located in Waterloo, Illinois; a 44,374 square foot single tenant 24 Hour Fitness located in Scottsdale, Arizona; a 30,000 square foot single tenant Lucky stores located in Peoria, Illinois; a 44,088 square foot single tenant Kroger located in Ottawa, Illinois; a 72,900 square foot single tenant building located in Albany, Georgia; a 29,000 square foot single tenant building located in Decatur, Illinois; and six acres of land in Roxbury, New Jersey.  In total, 15 properties and two land parcels were sold during the first six months of 2003 for an aggregate of approximately $30.4 million.

Portfolio Review

•                  At the end of the second quarter, the gross leasable area (GLA) for the Company’s community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 91 percent leased.  The GLA for the Company’s overall portfolio, excluding properties under redevelopment, was approximately 91 percent leased at June 30, 2003 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 89 percent leased. The average annual base rent (ABR) at June 30, 2003 for the Company’s overall portfolio was $7.87 per leased square foot.  During the quarter, 167 new leases, aggregating approximately 974,000 square feet, were signed at an average ABR of $7.66 per square foot.  Also during the quarter, 236 renewal leases, aggregating approximately 889,000 square feet, were signed at an average ABR of $9.04 per square foot, an increase of approximately 4.5 percent over the expiring leases.  In total, 285 new leases, aggregating approximately 1.4 million square feet, were signed during the first six months of 2003 at an average ABR of $8.33 per square foot and 436 renewal leases, aggregating approximately 1.8 million square feet, were signed at an average ABR of $9.19 per square foot, an increase of approximately 6.4 percent over the expiring leases.

Joint Venture Projects

•                  On April 15, 2003, CA New Plan Venture Fund, the Company’s joint venture with a major U.S. pension fund, sold Flamingo Falls shopping center for approximately $23.9 million.

Subsequent Events

•                  On July 21, 2003, the Company established a standby equity distribution program with BNY Capital Markets, Inc. pursuant to which the Company may issue and sell from time to time up to $50 million of common stock in “at the market transactions.”

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

1120 Avenue of the Americas

New York, NY  10036

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:  NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Standard & Poor’s:  BBB

Moody’s:  Baa2

Quarterly Results

The Company expects to announce quarterly results as follows:

Third quarter 2003: October 30, 2003

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.

P.O. Box 43010

Providence, RI  02940-3010

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone: 212-869-3000
Fax: 212-869-3989
E-mail:	corporatecommunications@newplan.com
slipschitz@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet site at www.sec.gov.  In addition, these reports are available on the Company’s website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Balance Sheets

(Unaudited, in thousands)

	As Of
	06/30/03	03/31/03	12/31/02
Assets:
Land	$843,529	$837,819	$830,376
Buildings and improvements	2,805,698	2,803,158	2,735,046
Less: accumulated depreciation and amortization	(326,771)	(313,677)	(295,946)
Net real estate	3,322,456	3,327,300	3,269,476
Real estate held for sale	17,674	14,602	21,276
Cash and cash equivalents	9,654	9,746	8,528
Restricted cash (1)	17,565	21,016	52,930
Marketable securities	2,420	2,296	2,115
Receivables
Trade, net of allowance for doubtful accounts of (June 30, 2003- $15,939, March 31, 2003- $16,405, December 31, 2002- $15,307)	62,445	51,417	46,990
Other	18,342	18,657	43,479
Mortgages and notes receivable (2)	13,961	2,593	2,632
Prepaid expenses and deferred charges	36,925	26,753	21,527
Investments in / advances to unconsolidated ventures (3)	29,721	30,341	31,234
Other assets (4)	14,735	15,366	15,092

TOTAL ASSETS	$3,545,898	$3,520,087	$3,515,279

Liabilities:
Mortgages payable, including unamortized premium of (June 30, 2003- $18,797, March 31, 2003- $19,581, December 31, 2002- $20,403)	$557,015	$549,213	$671,200
Notes payable, net of unamortized discount of (June 30, 2003- $3,149, March 31, 2003- $2,120, December 31, 2002- $2,222)	897,967	784,383	783,927
Notes payable, other (5)	—	—	28,349
Credit facilities	280,000	410,000	230,000
Capital leases	28,716	28,792	28,866
Dividends payable	44,564	44,893	44,836
Other liabilities (6)	92,088	88,853	106,690
Tenant security deposits	9,710	9,417	9,128
TOTAL LIABILITIES	1,910,060	1,915,551	1,902,996

Minority interest in consolidated partnership	38,863	39,367	39,434

Stockholders’ equity:
Preferred stock	10	8	8
Common stock	972	970	968
Additional paid-in capital	1,873,819	1,827,565	1,825,820
Accumulated other comprehensive loss	(976)	(316)	(593)
Less: accumulated distributions in excess of net income	(276,850)	(263,058)	(253,354)
TOTAL STOCKHOLDERS’ EQUITY	1,596,975	1,565,169	1,572,849

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,545,898	$3,520,087	$3,515,279

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Includes a $12.2 million mortgage loan made to First Westport Properties on June 18, 2003 in connection with its acquisition of New Britain Village Square.

(3) Represents direct equity investments in Benbrooke Ventures, CA New Plan Venture Fund, Clearwater Mall, LLC and The Centre at Preston Ridge, and an outstanding notes receivable related to The Centre at Preston Ridge.

(4) Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(5) Represents a promissory note issued in connection with the Equity Investment Group portfolio acquisition on December 12, 2002.  This note was repaid in full on January 2, 2003.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	06/30/03	03/31/03	06/30/02	03/31/02	12/31/02
Rental Revenues:
Rental income	$95,906	$95,227	$78,875	$66,675	$308,323
Percentage rents	1,956	1,761	1,482	2,374	6,688
Expense reimbursements	23,723	24,371	20,431	15,102	75,378
TOTAL RENTAL REVENUES	121,585	121,359	100,788	84,151	390,389

Rental Operating Expenses:
Operating costs	23,298	23,118	16,999	13,314	67,813
Real estate and other taxes	14,779	15,685	11,857	9,404	46,646
Provision for doubtful accounts	1,946	1,812	2,007	2,682	9,005
TOTAL RENTAL OPERATING EXPENSES	40,023	40,615	30,863	25,400	123,464

NET OPERATING INCOME	81,562	80,744	69,925	58,751	266,925

Other Income:
Interest, dividend and other income	1,932	3,362	2,736	3,162	11,015
Equity in income of unconsolidated ventures	1,188	473	838	1,718	5,245
Foreign currency gain (loss)	—	—	403	(19)	(13)
TOTAL OTHER INCOME	3,120	3,835	3,977	4,861	16,247

Other Expenses:
Interest expense	24,908	26,062	24,046	19,708	93,270
Depreciation and amortization	18,828	18,902	17,137	14,827	65,705
General and administrative	4,204	4,230	5,432	3,693	17,875
TOTAL OTHER EXPENSES	47,940	49,194	46,615	38,228	176,850

Income before real estate sales, impairment of real estate and minority interest	36,742	35,385	27,287	25,384	106,322
Gain on sale of real estate	—	—	52	319	371
Impairment of real estate	—	—	—	—	(88,616)
Minority interest in income of consolidated partnership	(375)	(401)	(104)	(240)	(642)
INCOME FROM CONTINUING OPERATIONS	36,367	34,984	27,235	25,463	17,435

Discontinued Operations:
Results of discontinued operations	654	176	5,946	6,087	22,904
Gain (loss) on sale of discontinued operations	83	3,483	1,755	(133)	100,668
Impairment of real estate held for sale	(4,575)	(3,454)	(4,175)	(9,429)	(18,945)
INCOME FROM DISCONTINUED OPERATIONS	(3,838)	205	3,526	(3,475)	104,627

NET INCOME	$32,529	$35,189	$30,761	$21,988	$122,062

Preferred dividends	(5,753)	(4,859)	(5,646)	(5,659)	(21,023)
(Premium) discount on redemption of preferred stock	(630)	—	—	—	6,997
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	26,146	30,330	25,115	16,329	108,036
Minority interest in income of consolidated partnership	375	401	104	240	642
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$26,521	$30,731	$25,219	$16,569	$108,678

NET INCOME PER COMMON SHARE - BASIC	$0.27	$0.31	$0.27	$0.18	$1.14
NET INCOME PER COMMON SHARE - DILUTED	0.27	0.31	0.26	0.18	1.13

Weighted average common shares outstanding - basic	97,112	96,937	94,701	92,191	95,119
ERP partnership units	2,178	2,178	894	1,116	897
Options	663	487	621	575	536
Weighted average common shares outstanding - diluted	99,953	99,602	96,216	93,882	96,552

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	06/30/03	03/31/03	06/30/02	03/31/02	12/31/02
Funds from Operations: (1)
Net income	$32,529	$35,189	$30,761	$21,988	$122,062
Add:
Depreciation and amortization
Continuing operations real estate assets (2)	19,037	19,156	17,478	15,135	67,110
Discontinued operations real estate assets	113	216	1,423	1,556	4,519
Impairment of real estate
Impairment of real estate	—	—	—	—	88,616
Impairment of real estate held for sale	4,575	3,454	4,175	9,429	18,945
Deduct:
Preferred A dividends (3)	—	—	(787)	(800)	(1,587)
Preferred B dividends (4)	(1,321)	(3,396)	(3,396)	(3,396)	(13,584)
Preferred D dividends	(1,463)	(1,463)	(1,463)	(1,463)	(5,852)
Preferred E dividends	(2,969)	—	—	—	—
(Gain) on sale of real estate (5)	—	—	(10)	(192)	(202)
(Gain) loss on sale of discontinued operations (5)	(682)	(1,000)	(1,755)	133	(98,876)
FUNDS FROM OPERATIONS - BASIC	49,819	52,156	46,426	42,390	181,151
Add:
Preferred A dividends (3)	—	—	787	800	1,587
Minority interest in income of consolidated partnership	375	401	104	240	642
FUNDS FROM OPERATIONS - DILUTED	$50,194	$52,557	$47,317	$43,430	$183,380

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.51	$0.54	$0.49	$0.46	$1.90
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.50	0.53	0.48	0.45	1.88

Weighted average common shares outstanding - basic	97,112	96,937	94,701	92,191	95,119
ERP partnership units	2,178	2,178	894	1,116	897
Options	663	487	621	575	536
Dilutive effect of convertible Preferred A (3)	—	—	1,856	1,874	937
Weighted average common shares outstanding - diluted	99,953	99,602	98,072	95,756	97,489

Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000
Dividend per Preferred A share (3)	—	—	0.53125	0.53125	1.06250
Dividend per Preferred B share (4)	0.20968	0.53906	0.53906	0.53906	0.53906
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500
Dividend per Preferred E share	0.47700	—	—	—	—

Common dividends	$40,133	$39,978	$39,221	$38,957	$158,124
Preferred A dividends (3)	—	—	787	800	1,587
Preferred B dividends (4)	1,321	3,396	3,396	3,396	13,584
Preferred D dividends	1,463	1,463	1,463	1,463	5,852
Preferred E dividends	2,969	—	—	—	—
TOTAL DISTRIBUTIONS	$45,886	$44,837	$44,867	$44,616	$179,147

Payout ratio of common dividends/diluted funds from operations	80%	76%	83%	90%	86%

	Three Months Ended				Twelve Months Ended
	06/30/03	03/31/03	06/30/03	03/31/02	12/31/02

Capital Expenditures:
New development (6)	$—	$—	$—	$—	$—
Building additions and expansions (7)	11,983	8,550	8,317	5,727	35,468
Building improvements capitalized (8)	2,132	1,253	2,603	1,865	10,788
Tenant improvements	2,644	3,233	2,845	2,408	11,184
Leasing commissions	1,801	852	882	387	3,925
TOTAL CAPITAL EXPENDITURES	$18,560	$13,888	$14,647	$10,387	$61,365

Straight line rents	$1,732	$1,512	$1,415	$503	$4,075

Capitalized interest	$957	$1,007	$858	$657	$3,733

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as various non-recurring items, gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare. FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO.

(2) Includes pro rata share of joint venture projects.

(3) On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent price of $20.10 per share.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

(5) Excludes gain / loss on sale of land and includes gain on sale of joint venture property.

(6) Includes ground-up development.

(7) Revenue-enhancing expenditures.

(8) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Selected Financial Ratios / Data

(In thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	06/30/03		03/31/03		06/30/02		03/31/02		12/31/02
Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.04	x	3.10	x	3.11	x	3.36	x	3.12	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.65	x	2.81	x	2.85	x	3.02	x	2.85	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends))	2.24	x	2.40	x	2.35	x	2.41	x	2.37	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	2.85	x	2.70	x	2.61	x	2.70	x	2.64	x

Debt/equity ratios:
Total debt/total market capitalization	42.7%		45.4%		40.4%		41.4%		45.5%
Total debt/total equity market capitalization	74.6%		83.0%		67.7%		70.7%		83.6%
Total debt/total book assets	49.7%		50.4%		43.4%		46.5%		49.6%
Total debt/undepreciated book value (1)	45.5%		46.2%		40.0%		42.8%		45.7%

Operating statistics:
NOI margin (NOI/total rental revenues)	67.08%		66.53%		69.38%		69.82%		68.37%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	62.30%		62.81%		70.80%		66.48%		65.86%
Annualized G&A/total assets	0.47%		0.48%		0.62%		0.45%		0.51%
G&A/total revenues (excluding currency change)	3.37%		3.38%		5.20%		4.15%		4.40%

Market capitalization calculations:
Common shares outstanding	97,292		97,053		95,067		94,442		96,916
Preferred A shares outstanding (2)	—		—		1,492		1,507		—
Preferred B shares outstanding (3)	—		6,300		6,300		6,300		6,300
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		—		—		—		—

Common stock price end of period	$21.35		$19.59		$20.83		$20.05		$19.09
Preferred A price end of period (2)	—		—		25.49		26.00		—
Preferred B price end of period (3)	—		25.11		25.00		24.93		25.20
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00
Preferred E price end of period	26.60		—		—		—		—

Common market equity at end of period	$2,077,184		$1,901,268		$1,980,246		$1,893,562		$1,850,126
Preferred market equity at end of period	287,800		233,193		270,531		271,241		233,760
Total equity market capitalization	2,364,984		2,134,461		2,250,777		2,164,803		2,083,886
Total debt end of period	1,763,698		1,772,388		1,524,520		1,530,475		1,742,342
TOTAL MARKET CAPITALIZATION	$4,128,682		$3,906,849		$3,775,297		$3,695,278		$3,826,228

(1) Excludes accumulated depreciation on operating and held for sale assets.

(2) On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

(3) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	06/30/03		03/31/03		06/30/02		03/31/02		12/31/02

Net income to EBITDA calculation (includes pro rata share of joint venture projects): (1)
Net income	$32,529		$35,189		$30,761		$21,988		$122,062
Depreciation and amortization
Continuing operations real estate assets	19,037		19,156		17,478		15,135		67,110
Discontinued operations real estate assets	113		216		1,423		1,556		4,519
Income taxes	133		133		150		125		663
Interest expense
Continuing operations	27,335		26,062		24,639		20,345		94,835
Discontinued operations	—		—		37		13		50
(Gain) loss on sale of real estate	—		—		(52)		(319)		(371)
(Gain) loss on sale of discontinued operations	(687)		(3,483)		(1,755)		133		(100,668)
Impairment of real estate
Impairment of real estate	—		—		—		—		88,616
Impairment of real estate held for sale	4,575		3,454		4,175		9,429		18,945
EBITDA	$83,035		$80,727		$76,856		$68,405		$295,761

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.44	x	2.35	x	2.15	x	2.27	x	1.18	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	2.10	x	2.13	x	1.96	x	2.03	x	1.08	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.75	x	1.83	x	1.62	x	1.61	x	0.89	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	2.05	x	2.05	x	1.79	x	1.81	x	1.00	x

Net income to earnings calculation:
Net income	$32,529		$35,189		$30,761		$21,988		$122,062
Deduct:
Income from discontinued operations	3,838		(205)		(3,526)		3,475		(104,627)
Equity in income of unconsolidated ventures	(1,188)		(473)		(838)		(1,718)		(5,245)
Add:
Minority interest in income of consolidated partnership	375		401		104		240		642
Interest expense	24,908		26,062		24,046		19,721		93,320
Distributed income of investments in unconsolidated joint ventures	243		243		1,087		917		3,761
Interest component of rental expense	80		126		107		78		428
EARNINGS	$60,785		$61,343		$51,741		$44,701		$110,341

Fixed charge calculation:
Interest expense	$24,908		$26,062		$24,046		$19,721		$93,320
Scheduled principal payments	4,050		2,677		2,318		2,318		9,034
Preferred dividends	5,753		4,859		5,646		5,659		21,023
FIXED CHARGE	$34,711		$33,598		$32,010		$27,698		$123,377

Capitalized interest	$957		$1,007		$858		$657		$3,733

Payout ratio of common dividends/net income available to common stockholders - diluted	151%		130%		156%		235%		145%

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness

Fixed Rate Debt:

Secured Mortgage Indebtedness
Valley Fair Mall	Lincoln National Life	$15,261	7.600%	01/01/04	0.87%
Merchants Park / The Crossing at Fry Road	John Hancock	20,833	7.810%	07/01/04	1.19%
Briggsmore Plaza	AETNA Life Insurance	299	8.288%	08/01/04	0.02%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,772	8.850%	02/10/05	0.45%
Roundtree Place	Nationwide Life Insurance	6,349	8.850%	02/10/05	0.36%
Grant Mills Station	Laureate Realty Services	6,835	8.850%	02/10/05	0.39%
Lagniappe Village Shopping Center	Laureate Realty Services	5,707	8.850%	02/10/05	0.33%
Mist Lake Plaza	Banker Financial	8,623	8.850%	02/10/05	0.49%
Panama City Square	First Union National Bank	12,636	6.750%	10/01/05	0.72%
Parkway Plaza I	Sun Life Assurance Company	8,838	7.630%	04/01/06	0.51%
Parkway Plaza II	Sun Life Assurance Company	2,518	8.020%	04/01/06	0.14%
Alexis Park	SECORE Financial	4,538	9.390%	10/01/06	0.26%
Normandy Plaza	State Farm Life Insurance Company	2,925	8.200%	02/01/07	0.17%
Montebello Plaza	Nationwide Life Insurance	4,664	9.625%	03/05/07	0.27%
Crown Point	Jackson National Life Insurance	7,211	8.120%	05/01/07	0.41%
Skyway Plaza	LaSalle National Bank	3,660	9.250%	05/01/07	0.21%
Westminster City Center	Wells Fargo Bank, N.A.	28,503	6.690%	02/01/08	1.63%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,958	7.320%	03/01/08	0.23%
42 properties (REMIC)	SECORE Financial	153,794	6.670%	06/01/08	8.81%
Tuckernuck Square	LaSalle National Bank	5,417	7.880%	12/01/08	0.31%
Brice Park	USG Annuity and Life	3,333	7.875%	02/01/09	0.19%
London Marketplace	Aegon USA Realty	3,855	8.265%	04/01/09	0.22%
Paradise Plaza	CIGNA	1,819	9.150%	04/15/09	0.10%
Perry Marketplace	American Express	4,032	9.000%	10/01/09	0.23%
Bristol Plaza	Sun Life Assurance Company	6,309	8.090%	11/01/09	0.36%
Festival Center	KeyBank National Association	2,523	8.240%	01/01/10	0.14%
Saddletree Village Shopping Center	Aegon USA Realty	1,686	8.250%	05/22/10	0.10%
Sunshine Square	Sun Life Assurance Company	7,536	8.490%	05/31/10	0.43%
Marwood Plaza	Sun Life Assurance Company	4,376	8.280%	06/01/10	0.25%
Hampton Village Centre	Deutsche Banc Capital LLC	29,262	8.530%	06/30/10	1.68%
Greentree	SFERS	5,073	8.240%	10/01/10	0.29%
Merchant’s Central	SFERS	6,306	8.240%	10/01/10	0.36%
Northside Plaza	SFERS	2,214	8.240%	10/01/10	0.13%
Habersham Crossing	SFERS	3,735	8.240%	10/01/10	0.21%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,620	8.000%	07/11/11	0.15%
Merchants Crossing	American Equity Investment	5,329	7.630%	09/14/11	0.31%
Irving West	Protective Life	2,185	8.500%	10/01/11	0.13%
Hunt River Commons	Nationwide Life Insurance	7,404	7.070%	10/01/11	0.42%
Chapel Square	American National	1,672	9.250%	02/01/13	0.10%
Northgate	State Farm Life Insurance Company	6,487	8.750%	06/30/13	0.37%
University IV	IDS Life Insurance Company	2,002	8.250%	03/01/15	0.11%
Riverview Plaza	Protective Life	4,656	8.625%	09/01/15	0.27%
Stratford Commons	Protective Life	5,181	8.125%	10/01/15	0.30%
Midway Market Square	MONY	17,348	8.180%	04/15/16	0.99%
Green Acres	Protective Life	11,239	7.500%	07/01/16	0.64%
Lexington Town Square	American Enterprise	1,859	8.500%	10/01/16	0.11%
Elkhart Market Centre	Protective Life	13,310	7.500%	08/01/18	0.76%
Northshore Plaza	IDS Life Insurance Company	3,738	8.050%	02/01/20	0.21%
Covered Bridge	Protective Life	2,761	7.500%	06/01/20	0.16%

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness

Olympia Corners	Protective Life	5,422	7.500%	06/01/20	0.31%
Sun Plaza	Protective Life	10,081	7.500%	06/01/20	0.58%
The Vineyards	Protective Life	8,380	7.500%	06/01/20	0.48%
Arvada Plaza	American Centurion	2,162	7.670%	05/01/21	0.12%
Aurora Plaza	Protective Life	6,507	7.500%	06/01/21	0.37%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,858	7.880%	06/01/21	0.28%
Hilltop Plaza	IDS Life Insurance Company	5,855	7.640%	06/01/21	0.34%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,901	7.320%	03/01/28	0.22%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$527,357	7.585%		30.20%

Unsecured Notes
7.33%, 4 Year Unsecured Notes	—	$49,000	7.330%	11/20/03	2.81%
6.88%, 7 Year Unsecured Notes (1)	—	75,000	6.875%	10/15/04	4.30%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	5.73%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	1.72%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	14.32%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.59%
3.75%, 20 Year Unsecured Notes (2)	—	115,000	3.750%	06/01/23	6.59%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.57%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.43%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.57%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.57%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.43%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.43%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.43%

TOTAL FIXED RATE UNSECURED NOTES		$899,000	6.493%		51.49%

CAPITAL LEASES		$28,716	7.500%	06/20/31	1.64%

TOTAL FIXED RATE DEBT		$1,455,073	7.048%		83.34%

Variable Rate Debt (3):

Secured Mortgage Indebtedness
Highland Commons	GE Financial Assurance	$3,894	8.250%	12/01/09	0.22%
Lexington Road Plaza	Great Northern Insured Annuity	6,967	6.755%	09/01/11	0.40%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$10,861	7.291%		0.62%

Unsecured Credit Facilities
$155 Million Term Loan Facility	Fleet National Bank	$155,000	2.264%	12/31/03	8.88%
$350 Million Revolving Credit Facility	Fleet National Bank	125,000	2.164%	04/25/05	7.16%

TOTAL CREDIT FACILITIES		$280,000	2.219%		16.04%

TOTAL VARIABLE RATE DEBT		$290,861	2.408%		16.66%

TOTAL DEBT		$1,745,934	6.262%		100.00%

Net Unamortized Premiums on Mortgages		$18,797
Net Unamortized Discount on Notes		(3,149)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes (1)		2,116
TOTAL DEBT - NET		$1,763,698

(1) The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7 Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75 percent Convertible Senior Notes notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option and purchased an additional $15 million of the notes. The notes are convertible into New Plan common stock upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by New Plan until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) The Company incurs interest on these obligations using either the 30-day LIBOR rate or Moody’s A Corporate Bond Index which were 1.11% and 5.19%, respectively, as of June 30, 2003, plus spreads ranging from 125 to 375 basis points, as determined by the applicable loan agreement.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2003	$7,925	$204,000	(1)	$211,925	12.14%
2004	15,395	110,354		125,749	7.20%
2005	15,063	271,036	(2)	286,099	16.39%
2006	15,453	13,534		28,987	1.66%
2007	14,771	292,292		307,063	17.59%
2008	13,207	174,325		187,532	10.74%
2009	7,516	168,367		175,883	10.07%
2010+	102,922	319,774		422,696	24.21%
	$192,252	$1,553,682		$1,745,934	100.00%

Net Unamortized Premiums on Mortgages	$18,797
Net Unamortized Discount on Notes	(3,149)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes	2,116
TOTAL DEBT - NET	$1,763,698

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	6.9 Years	1.1 Years	5.7 Years
Excluding capital leases and credit facilities	6.5 Years	7.8 Years	6.5 Years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (3)	Required	Actual	Compliance
Total consolidated debt to total asset value	≤ 60%	50%	Yes
Total secured debt to total asset value	≤ 40%	16%	Yes
Total unencumbered asset value to total unsecured debt	≥ 150%	196%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	266%	Yes

(1) Scheduled maturities include $155.0 million representing the balance of the $155 Million Term Loan Facility drawn as of June 30, 2003 and maturing December 31, 2003.

(2) Scheduled maturities include $125.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of June 30, 2003 and maturing April 25, 2005, with a one-year extension option.

(3) For a complete listing of Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

2003 Portfolio / Property Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	Net Operating Income (NOI) (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built (4)

Portfolio Acquisitions
1Q 2003
7 Shopping Centers	S	MI	01/03/03	$46,000,000	10.0%	$4,600,000	534,386	99%	Varied	Varied

Property Acquisitions
1Q 2003
Paradise Pavilion (5)	S	West Bend, WI	01/03/03	—	—	—	198,315	85%	Hobby Lobby, Kohl’s	2000
Vail Ranch II (6)	S	Temecula, CA	02/25/03	$10,510,474	9.5%	$1,376,000	105,000	86%	Powerhouse Gym, Stein Mart	2003
Total				$10,510,474	—	$1,376,000	303,315

2Q 2003
Panama City Square	S	Panama City, FL	06/25/03	$18,325,000	9.0%	$1,648,500	289,119	97%	Goody’s, Michaels, Sports Authority, T.J. Maxx, Wal-Mart	1992

2003 Total Acquisitions				$74,835,474	—	$7,624,500	1,126,820

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Purchase Amount and NOI included in the Equity Investment Group portfolio acquisition on December 12, 2002.

(6) Acquired the remaining 50 percent interest in the property for approximately $1.5 million in cash and the satisfaction of $9.0 million of mortgage indebtedness on the property.  Property is in the later stages of development and is expected to total 204,204 square feet when complete, including 99,204 square feet from Phase 1 of the property, which was already 100 percent owned by the Company.  Cap-rate and NOI calculated on a stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

2003 Portfolio / Property Dispositions

	Property Type (1)	Location	Sale Date	Sale Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Portfolio Dispositions
1Q 2003
6 Kindercare Buildings	T	IN, MI	01/21/03	$2,100,000	$2,157,600	$(57,600)	11.5%	$241,085	28,228	100%	Varied

Property Dispositions
1Q 2003
Land, portion of Central Avenue Marketplace	L	Toledo, OH	01/03/03	$5,555,000	$3,071,800	$2,483,200	—	—	13 acres	—	—
Southwood Plaza	S	Bowling Green, OH	01/30/03	4,000,000	2,817,600	1,182,400	9.3%	$372,500	81,959	100%	2002
Parkway Plaza	S	Maumee, OH	01/30/03	2,600,000	2,691,500	(91,500)	7.9%	206,500	140,021	58%	1955
Eastgate Plaza	S	Americus, GA	03/04/03	920,000	953,100	(33,100)	8.3%	76,000	44,365	100%	1980
Total				$13,075,000	$9,534,000	$3,541,000	—	$655,000	266,345

2Q 2003
Kroger	T	Waterloo, IL	04/11/03	$1,800,000	$1,776,900	$23,100	10.4%	$186,500	31,170	100%	1982
Roxbury Township	L	Roxbury, NJ	04/15/03	225,000	219,900	5,100	—	—	Six acres	—	—
24 Hour Fitness	T	Scottsdale, AZ	05/29/03	7,800,000	7,753,100	46,900	9.6%	745,000	44,374	100%	1994
Lucky stores	T	Peoria, IL	06/16/03	1,600,000	1,689,600	(89,600)	11.1%	177,500	30,000	100%	1983
Kroger	T	Ottawa, IL	06/20/03	2,550,000	2,241,400	308,600	9.8%	249,500	44,088	100%	1982
Albany 1	T	Albany, GA	06/24/03	900,000	860,100	39,900	9.6%	86,500	72,900	100%	1981
Decatur I	T	Decatur, IL	06/26/03	325,000	575,700	(250,700)	—	(20,000)	29,000	0%	1983
Total				$15,200,000	$15,116,700	$83,300	—	$1,425,000	251,532

2003 Total Dispositions				$30,375,000	$26,808,300	$3,566,700	—	$2,321,085	546,105

(1) L - Land, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

2003 Redevelopment / Outparcel Development Activities

	Location	Project Description	Adjusted GLA	Percent Leased (1)	Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
					Expected Start Date	Expected Completion Date	Percent Complete

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

Redevelopment Activities

Paseo del Norte	Albuquerque, NM	Develop shopping center and replace anchor tenant	48,000	0%	Jul-02	Jul-04	90%	$2,838,707	11.0%
Superior Marketplace	Superior, CO	Completion of Phase I development and Phase II development	295,602	97%	Aug-02	Jun-04	24%	20,200,000	11.9%
J*Town Center	Jeffersontown, KY	Phase I of reconfiguration of shopping center with 15,000 SF of new retail shops	201,000	34%	Aug-02	Sep-03	60%	1,700,000	13.2%
Old Egypt	Magnolia, TX	Construction of a new 14,580 SF Walgreen store	14,580	100%	Oct-02	Dec-03	65%	3,046,000	11.0%
Sun Plaza	Ft. Walton Beach, FL	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	159,101	63%	Feb-03	Jan-04	20%	4,446,923	12.1%
Tarpon Mall	Tarpon Springs, FL	Construction of a new 44,480 SF Publix, façade renovation and construction of a 4,000 SF outparcel building	135,491	48%	Feb-03	Dec-03	40%	7,015,195	10.5%
Westgate	Dublin, GA	Partial sale of shopping center to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	114,665	70%	Feb-03	Dec-03	25%	2,040,807	10.8%
Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building and 13,200 SF outparcel building	255,391	55%	Mar-03	Mar-04	10%	4,952,500	9.4%
Georgetown Square	Murfreesboro, TN	Extension of Kroger lease with store and shopping center remodel	104,117	91%	Mar-03	Dec-03	30%	1,466,690	12.0%
Vail Ranch Center (3)	Temecula, CA	Construction of an additional 23,000 SF of retail shops and pad building	204,204	93%	Apr-03	Sep-03	60%	3,277,963	12.0%
Perry Marketplace (4)	Perry, GA	Redevelopment of former Kmart into a multi-tenant building	179,973	73%	Apr-03	Jan-04	30%	1,228,157	11.5%
Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	78%	Apr-03	Jun-04	20%	7,800,000	10.0%
Columbus Center	Columbus, IN	Sale of former Ames to Target for a 126,000 SF store and façade renovation	270,500	36%	May-03	Nov-04	30%	4,107,345	12.4%
Delta Center	Lansing, MI	Addition of a 21,500 SF Bed, Bath & Beyond and façade renovation	186,246	99%	May-03	Nov-03	40%	1,397,000	11.5%
Wallkill Plaza	Middletown, NY	Replacement of Big V with new Wakefern ShopRite and façade renovation	203,234	94%	May-03	Oct-03	35%	1,225,600	10.3%
Market Place	Piqua, OH	Reposition shopping center by adding 12,800 SF of new retail space and reconfiguring	183,139	51%	May-03	Apr-04	10%	2,990,205	10.3%
Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	51%	May-03	May-04	10%	2,092,753	13.0%
Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	80%	Jun-03	Jul-04	10%	4,796,792	15.2%
Clear Lake Camino South (4)	Houston, TX	Construction of a new 14,471 SF freestanding Eckerd, re-leasing of former grocer space and the addition of a 20,350 SF 24 Hour Fitness	101,030	83%	Jun-03	Jun-04	10%	4,918,640	12.1%
Galleria Commons (4)	Henderson, NV	Redevelopment of former House To Home with a new 85,000 SF Burlington Coat Factory and additional retail shops	111,819	83%	Jul-03	Mar-04	0%	2,013,110	10.5%
Cortlandville (4)	Cortland, NY	Redevelopment of former Ames with a 31,000 SF Big Lots and four retail shops	100,300	28%	Jul-03	Dec-03	0%	1,145,403	10.0%
Harbor Plaza (4)	Ashtabula, OH	Replacement of former Fleming grocer with a new operator and creation of retail shops	51,794	36%	Jul-03	Dec-03	0%	520,724	13.0%
Metro 580 (4)	Pleasanton, CA	Construction of a new 88,000 SF Kohl’s and reconfigure the remaining anchor space	156,123	66%	Sep-03	Dec-04	0%	4,592,467	11.9%
							Total	$89,812,981

Outparcel Development Activities

Colonial Marketplace	Orlando, FL	Purchase adjacent 7,200 SF building to lease and renovate	136,023	44%	Mar-03	Feb-04	20%	$1,539,000	12.1%
Northland (4)	Watertown, NY	Construction of a 11,500 SF Kinney Drug	132,766	28%	Jul-03	May-04	0%	1,328,026	12.3%
Moundsville Plaza (4)	Moundsville, WV	Construction of a 5,400 SF Blockbuster	180,064	86%	Jul-03	Apr-04	0%	761,984	11.3%
							Total	$3,629,010

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

2003 Redevelopment / Outparcel Development Activities

	Location	Project Description	GLA	Percent Leased (1)	Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
					Start Date	Completion Date	Percent Complete

Completed 2003 Redevelopment / Outparcel Development Activities

Arapahoe Crossings (5)	Aurora, CO	Final phase of development	466,106	100%	Oct-01	Jan-03	100%	—	—
Island Plaza	James Island, SC	Expansion of Food Lion by 9,000 SF	171,955	44%	Oct-01	Feb-03	100%	$1,120,000	13.5%
Kenworthy Crossing	El Paso, TX	Re-tenanting of former grocery space with Albertsons	70,969	87%	Aug-02	Feb-03	100%	5,028,729	11.0%
Braes Heights	Houston, TX	Construction of a new 14,471 SF Eckerd on outparcel and re-tenanting of former Eckerd space	100,264	86%	Jan-02	Feb-03	100%	2,000,000	11.0%
Bristol Plaza	Santa Ana, CA	Conversion of a former grocer into Trader Joe’s and Petco and façade renovation	111,403	100%	Jul-02	Mar-03	100%	3,917,000	12.5%
Braes Heights	Houston, TX	Conversion of second floor space into leasable office space	100,264	86%	Jan-03	Mar-03	100%	611,000	14.0%
Regency Park	Jacksonville, FL	Addition of a 10,867 SF Party City by combining stores and constructing 4,430 SF	333,948	81%	Aug-02	Jun-03	100%	1,086,100	15.0%
Laurel Square	Brick, NJ	Façade renovation with contract rent increases	246,235	96%	Sep-02	Jun-03	100%	624,000	12.5%
							Total	$14,386,829

	TOTAL 2003 COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES							$107,828,820

	Location	Project Description	Adjusted GLA	Percent Leased (1)	Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
					Expected Start Date	Expected Completion Date	Percent Complete

ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

Redevelopment Activities (6)

The Mall at 163rd Street	Miami, FL	Redevelopment of enclosed regional mall; contingent contract entered into with Wal-Mart	300,000	64%	Jul-03	Dec-04	15%	$20,000,000	10.5%
							Total	$20,000,000

(1) Includes all leases in force at June 30, 2003, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.

(3) Includes Phase 1 and Phase 2 of the property.  Phase 1 was acquired on December 31, 1997

(4) Indicates project added during 2Q 2003.

(5) Completed final phase of development at a cost of $7.1 million.

(6) Expected total project cost less land sales.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Property Type Summary

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI

Stabilized Properties
Community and Neighborhood Shopping Centers	332	46,120,775	91%	42,091,814	$323,603,717	88.2%	$74,288,368	90.2%
Single Tenant Properties	20	589,234	82%	482,934	2,685,218	0.7%	823,303	1.0%
Enclosed Malls / Specialty Retail Properties	4	1,731,310	75%	1,293,000	16,908,485	4.6%	2,857,871	3.5%
Miscellaneous Properties	7	34,760	100%	34,760	362,910	0.1%	260,510	0.3%
	363	48,476,079	91%	43,902,508	$343,560,330	93.7%	$78,230,052	95.0%
Redevelopment Properties
Community and Neighborhood Shopping Centers	23	3,737,767	67%	2,486,687	$21,602,938	5.9%	$4,102,319	5.0%
Enclosed Malls / Specialty Retail Properties	1	300,000	64%	193,384	1,584,144	0.4%	(3,173)	0.0%
	24	4,037,767	66%	2,680,071	$23,187,082	6.3%	$4,099,146	5.0%

TOTAL PORTFOLIO	387	52,513,846	89%	46,582,579	$366,747,412	100.0%	$82,329,198	100.0%

Joint Venture Projects (2) (3) (4)	18	3,212,086	92%	2,449,078	$30,418,808

TOTAL PORTFOLIO INCLUDING JOINT VENTURE PROJECTS (4)	405	55,725,932	89%	49,031,657	$397,166,219

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (5) (6)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	29,215,919	65.5%	$174,303,212	$5.97	50.5%
Non-anchor Tenants	15,362,582	34.5%	170,903,443	11.12	49.5%
	44,578,501	100.0%	$345,206,655	$7.74	100.0%

(1) Data includes $767,000 of Quarterly NOI from properties classified as discontinued operations under SFAS 144.

(2) All projects are community and neighborhood shopping centers.  Includes 100 percent of the property GLA and ABR, not pro rata share.

(3) Information contained on pages 19 - 31 of this document excludes these properties.

(4) Percent Leased and Leased GLA excludes CA New Plan Venture Fund In-Process Development Properties and Clearwater Mall.

(5) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(6) Excludes joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90%	760,014	1.4%	1.1%
Arizona	7	87%	935,173	1.8%	1.9%
Arkansas	2	92%	237,991	0.5%	0.4%
California	15	89%	2,573,632	4.9%	7.4%
Colorado	5	100%	1,215,193	2.3%	3.8%
Delaware	1	100%	30,000	0.1%	0.0%
Florida	31	83%	5,175,848	9.9%	10.5%
Georgia	32	87%	3,554,320	6.8%	5.7%
Illinois	8	89%	1,379,330	2.6%	3.1%
Indiana	12	75%	1,515,802	2.9%	1.8%
Iowa	3	97%	547,493	1.0%	0.8%
Kentucky	11	90%	1,809,380	3.4%	2.9%
Louisiana	6	97%	738,341	1.4%	0.9%
Maryland	2	90%	278,888	0.5%	0.5%
Massachusetts	2	100%	348,917	0.7%	0.6%
Michigan	19	93%	2,924,143	5.6%	6.3%
Minnesota	1	100%	55,715	0.1%	0.1%
Mississippi	1	100%	87,721	0.2%	0.1%
Nebraska	2	100%	9,671	0.0%	0.0%
Nevada	3	85%	589,334	1.1%	1.0%
New Jersey	6	93%	880,817	1.7%	2.0%
New Mexico	2	45%	106,000	0.2%	0.1%
New York	25	80%	3,531,937	6.7%	6.0%
North Carolina	14	95%	1,888,078	3.6%	3.2%
Ohio	23	89%	3,654,045	7.0%	6.4%
Pennsylvania	14	86%	2,161,064	4.1%	4.4%
Rhode Island	1	84%	148,395	0.3%	0.3%
South Carolina	7	82%	792,821	1.5%	1.1%
Tennessee	16	97%	1,926,084	3.7%	3.4%
Texas	86	91%	9,373,364	17.8%	18.1%
Utah	3	98%	602,172	1.1%	1.1%
Virginia	13	93%	1,708,807	3.3%	3.3%
West Virginia	3	92%	354,938	0.7%	0.6%
Wisconsin	3	92%	458,268	0.9%	0.8%
Wyoming	1	96%	160,150	0.3%	0.3%
	387	89%	52,513,846	100%	100%

Region (1)
East	99	88%	13,934,042	26.5%	24.8%
Midwest	72	89%	10,704,617	20.4%	19.5%
South	181	89%	21,853,683	41.6%	40.3%
West	35	90%	6,021,504	11.5%	15.4%
	387	89%	52,513,846	100%	100%

(1) NCREIF Regions

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Same Property NOI Analysis

(In thousands, except property statistics)

	Three Months Ended (1)		Percent Change	Three Months Ended		Percent Change
	06/30/03	06/30/02		03/31/03	03/31/02
Analysis Specific Property Statistics:
Number of properties included in analysis	256	256		204	204
Gross leasable area	34,997,808	34,997,808		27,895,011	27,895,011
Percent leased	90.5%	91.4%	-0.9%	90.0%	91.0%	-1.0%

Termination Fees: (2)	$110	$29		$38	$554

Property revenues	$81,084	$79,823	1.6%	$66,708	$64,221	3.9%
Property operating expenses	24,742	23,487	5.3%	21,710	18,328	18.5%
SAME PROPERTY NOI (GAAP BASIS)	$56,342	$56,336	0.0%	$44,998	$45,893	-2.0%
Operating margin (GAAP basis)	69.5%	70.6%	-1.1%	67.5%	71.5%	-4.0%
Straight-line rent adjustment	1,051	823	27.7%	644	159	305.0%
SAME PROPERTY NOI	$55,291	$55,513	-0.4%	$44,354	$45,734	-3.0%
Operating margin	68.2%	69.5%	-1.4%	66.5%	71.2%	-4.7%

(1) Includes community and neighborhood shopping centers only.

(2) Excluded from Property revenues.

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Top Ten Tenants

Tenant		Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	47	2,419,289	4.6%	$15,651,695	4.3%
2	Wal-Mart Stores (2)	28	3,138,692	6.0%	13,104,637	3.6%
3	Kmart Corporation	29	2,659,362	5.1%	10,617,645	2.9%
4	Ahold USA (3)	20	1,058,653	2.0%	8,184,816	2.2%
5	Winn-Dixie Stores (4)	21	957,261	1.8%	5,995,290	1.6%
6	The TJX Companies (5)	26	861,996	1.6%	5,656,993	1.5%
7	J.C. Penney Company (6)	42	768,702	1.5%	5,034,676	1.4%
8	Delhaize America (7)	21	694,210	1.3%	4,428,278	1.2%
9	Publix Super Markets	14	669,453	1.3%	4,026,750	1.1%
10	Big Lots, Inc.	35	973,745	1.9%	3,520,130	1.0%
		283	14,201,363	27.0%	$76,220,910	20.8%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant, Martin’s, Stop & Shop and Tops Market.

(4) Includes Save Rite Grocery Warehouse and Winn-Dixie.

(5) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(6) Includes Eckerd and JCPenney.

(7) Includes Food Lion and Kash n’ Karry.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2003	118	417,346	$4,133,819	$2,453,542	$336,287
psf			9.91	5.88	0.81
2Q 2003	167	973,688	7,459,767	4,454,548	1,197,690
psf			7.66	4.57	1.23

2003 Total	285	1,391,034	$11,593,586	$6,908,090	$1,533,977
psf			8.33	4.97	1.10

RENEWAL LEASE SUMMARY

	Number	GLA	Total Former ABR	Total New ABR	Increase/(Decrease)
					Total Dollar	Percent
1Q 2003	200	864,333	$7,456,691	$8,074,431	$617,740	8.3%
psf			8.63	9.34	0.71
2Q 2003	236	889,389	7,690,305	8,037,784	347,479	4.5%
psf			8.65	9.04	0.39

2003 Total	436	1,753,722	$15,146,996	$16,112,215	$965,219	6.4%
psf			8.64	9.19	0.55

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in force at June 30, 2003 and March 31, 2003, including those that are fully executed, but not yet open.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Total ABR
2003	783	2,431,515	5.22%	$8.92	5.91%
2004	1086	4,397,178	9.44%	8.87	10.64%
2005	1043	5,268,925	11.31%	8.00	11.50%
2006	929	4,915,208	10.55%	8.35	11.20%
2007	773	4,444,975	9.54%	8.77	10.63%
2008	509	3,688,720	7.92%	7.66	7.70%
2009	185	2,713,092	5.82%	7.00	5.18%
2010	154	2,726,789	5.85%	7.22	5.37%
2011	133	2,289,861	4.92%	7.98	4.98%
2012	114	1,257,935	2.70%	8.78	3.01%
2013+	354	12,448,381	26.72%	7.04	23.88%
	6,063	46,582,579	100.0%	$7.87	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Property Portfolio

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	98%	$362,918	Big B Drugs,Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	939,216	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	67%	920,226	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,405,819	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	90%	1,160,860	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	97%	1,235,413	Osco Drugs
7	Kmart Plaza	Mesa	AZ	1985	12/28/90	182,933	97%	732,161	Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	705,382	Food City
9	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	47%	412,251	Family Dollar
10	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	84%	2,240,718	Office Max, Toys R Us
11	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	91%	1,409,703	CompUSA, JC Penney Home Store, Stein Mart
12	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	90%	1,858,985	Circuit City, Longs Drugs	Mervyn’s
13	Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%	404,364	-
14	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,442,109	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Garfields, Kragen, Trader Joe’s
15	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	691,613	Big Lots, Kmart
16	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	92%	1,870,251	Home Depot, PetsMart, Smart & Final	Mervyn’s
17	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	848,417	United Artists, Wherehouse
18	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	94%	720,010	Big Lots, Grocery Outlet, Outdoor World	Fitness Choice
19	Montebello Plaza	Montebello	CA	1996	06/20/97	288,290	97%	2,827,524	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
20	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	97%	751,406	Albertsons, Kmart, Rite Aid
21	Rose Pavilion	Pleasanton	CA	1994	02/27/98	292,848	88%	4,315,031	Levitz Furniture, Macy’s Home Store	Long’s Drugs
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	1,713,912	T.J. Maxx	Ralph’s, Rite Aid
23	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,627,207	Big Lots, Petco, Rite Aid, Trader Joe’s	Michaels
24	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
25	Arapahoe Crossings	Aurora	CO	2003	10/10/01	466,106	100%	6,286,356	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross
26	Aurora Plaza	Aurora	CO	1996	12/12/02	157,786	100%	901,159	Big Lots, King Soopers, Latino Cinema
27	Westminster City Center	Westminster	CO	1996	12/16/97	339,600	100%	4,449,600	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordman’s
28	Brooksville Square	Brooksville	FL	1987	03/28/94	192,452	49%	778,770	Publix, Walgreens
29	Coconut Creek	Coconut Creek	FL	2002	03/01/02	264,846	81%	2,390,635	Big Lots, Lady of America Gym, Publix
30	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,291,584	Kmart, Publix
31	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	94%	925,170	Beall’s Outlet, Big Lots, Publix
32	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	91%	831,311	Family Dollar, Winn-Dixie
33	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	623,526	Eckerd, Family Dollar, Winn-Dixie
34	Regency Park	Jacksonville	FL	2003	06/16/97	333,948	81%	2,158,636	Babies R Us, Marshalls, Rhodes Furniture
35	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	94%	703,236	Kash n’ Karry
36	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%	62,220	-	Winn-Dixie
37	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	97%	698,032	International Super Buffet
38	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,332,100	Kmart, Ross, Winn-Dixie
39	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,746,633	Kmart, Publix
40	Southgate	New Port Richey	FL	1992	08/27/97	262,911	79%	848,452	Big Lots, Publix
41	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	95%	668,818	Winn-Dixie
42	Colonial Marketplace	Orlando	FL	1999	04/01/98	136,023	44%	550,584	Office Max	Target
43	Silver Hills	Orlando	FL	1985	03/01/02	108,812	100%	402,686	AutoZone, Buddy’s Home, Winn-Dixie
44	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	95%	959,254	Publix
45	Panama City Square	Panama City	FL	1992	06/25/03	289,119	97%	1,692,313	Goody’s, Michaels, Sports Authority, T.J. Maxx, Wal-Mart
46	Pensacola Square	Pensacola	FL	1995	12/12/02	134,806	96%	1,162,177	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
47	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	487,031	Walgreens, Winn-Dixie
48	Seminole Plaza	Seminole	FL	1995	06/11/98	146,720	97%	836,417	Burlington Coat Factory, T.J. Maxx
49	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	92%	1,018,016	Publix
50	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	99%	1,120,796	Big Lots, Winn-Dixie
51	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	89%	726,172	Dollar Tree, Kash n’ Karry, Walgreens
52	Downtown Publix	Stuart	FL	2000	03/01/02	153,196	88%	1,196,478	Publix, Schumacher Music

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
53	Albany Plaza	Albany	GA	1995	05/12/94	114,169	91%	630,143	Big Lots, Food Lion
54	Southgate Plaza	Albany	GA	1969	07/11/90	61,816	93%	369,369	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
55	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	92%	897,592	Belk’s, Harveys
56	Northeast Plaza	Atlanta	GA	1994	12/12/02	431,082	70%	2,681,041	Furniture Plus, Publix
57	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	100%	608,340	Beall’s Outlet, Big Lots, Food Lion
58	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	95%	427,488	CVS, Save Rite Grocery Warehouse
59	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%	551,751	Badcock Furniture, Kroger
60	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	100%	392,608	BI-LO, Family Dollar
61	Cordele Square	Cordele	GA	2002	07/11/90	128,927	96%	653,860	Belk’s, Harvey Foods
62	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	69,113	Fred’s Dollar Store
63	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	816,565	B.C. Moore, Wal-Mart
64	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	98%	744,138	Kmart, Winn-Dixie
65	Covington Gallery	Covington	GA	1991	12/30/93	174,857	100%	1,005,085	Ingles, Kmart
66	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	100%	536,849	BI-LO, Family Dollar
67	Midway Village	Douglasville	GA	1989	05/01/97	73,028	94%	509,032	Save Rite Grocery Warehouse
68	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	87%	383,116	Marshalls
69	New Chastain Corners	Marietta	GA	1990	07/17/97	108,380	95%	1,061,514	Kroger
70	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	96%	1,730,409	Kroger
71	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	100%	460,414	Family Dollar, Marshalls
72	Merchants Crossing	Newnan	GA	1988	12/12/02	174,059	52%	674,225	Hastings, Kroger
73	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	577,634	Save Rite Grocery Warehouse
74	Shops of Riverdale	Riverdale	GA	1995	02/15/96	34,255	41%	125,587	-	Wal-Mart
75	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	96%	850,245	Eisenhower Cinema, Food Lion
76	Victory Square	Savannah	GA	1998	07/02/92	168,514	78%	929,983	Food Lion, Scotty’s
77	Wisteria Village Shopping Center	Snellville	GA	1997	10/11/95	164,646	94%	1,000,305	Kmart
78	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	559,320	-
79	Tift-Town	Tifton	GA	1965	07/11/90	58,818	87%	171,708	Beall’s Outlet, CVS, Family Dollar
80	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	142,100	-
81	Haymarket Mall	Des Moines	IA	2002	05/12/95	240,372	100%	1,203,268	Burlington Coat Factory, Hobby Lobby
82	Haymarket Square	Des Moines	IA	2002	05/12/95	266,803	94%	1,480,551	Big Lots, Dahl’s Foods, Nova Cinema, Office Depot
83	Village Mart	Aurora	IL	1990	12/12/02	89,528	100%	676,774	Eagle Country Market, Family Dollar, Village Discount Outlet
84	Festival Center	Bradley	IL	2000	12/12/02	63,796	93%	386,344	Dollar General
85	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	91%	1,767,131	Dominick’s Foods, Hobby Lobby
86	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	388,058	Big Lots, Hobby Lobby
87	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	100%	488,251	Cub Foods, Stone’s Hallmark
88	Westridge Court	Naperville	IL	2002	07/18/97	452,183	100%	5,482,312	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre, Spiegel
89	Olympia Corners	Olympia Fields	IL	1988	12/12/02	114,067	98%	868,558	Jewel-Osco
90	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	96%	617,057	CVS, Martin’s Super Market
91	Elkhart Market Centre	Goshen	IN	1994	12/12/02	349,115	99%	1,873,662	Sam’s Wholesale Club, Wal-Mart
92	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	100%	752,146	CVS, Fashion Bug Plus, Kroger
93	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	100%	398,689	CVS, Family Dollar, Lo Bill Foods
94	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	76%	707,918	Holiday Foods, Kmart
95	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	96%	295,028	Webb’s Hallmark	Wal-Mart
96	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%	487,789	Goody’s, Kmart
97	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	95%	313,554	Buehler Foods	Big Lots
98	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	43%	518,683	-
99	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	95%	947,744	Goody’s, JC Penney, Kroger
100	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	99%	806,367	Kmart, Staples
101	Florence Plaza	Florence	KY	1985	12/12/02	170,404	99%	1,222,645	99 Center, Dick’s Sporting Goods, Rhodes Furniture	Toys R’ Us
102	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	756,889	Food Lion, Kmart
103	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	98%	1,637,349	Wal-Mart
104	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,179	Goody’s, Kmart, Kroger
105	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	98%	1,390,971	Kroger
106	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	83%	339,322	Big Lots, Royal Garden Buffet, Save-A-Lot
107	Towne Square North	Owensboro	KY	1988	12/12/02	163,248	96%	896,309	Books-A-Million, Hobby Lobby, Office Depot

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
108	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	100%	1,256,368	Kmart, Kroger
109	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	345,574	Conn’s Appliance, Super 1 Foods
110	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	88%	297,452	Brookshire’s, Family Dollar
111	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	97%	637,704	Stage, Super 1
112	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	94%	946,761	Big Lots
113	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	811,395	Kmart, Super 1
114	Points West	Brockton	MA	1984	12/12/02	144,042	100%	859,617	HomeGoods, Ocean State Job Lot
115	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	100%	1,224,752	Stop & Shop
116	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,574	87%	1,377,090	Marshalls
117	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,314	100%	579,160	Family Dollar, Martin’s
118	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	100%	1,618,470	Dunham’s, Kmart
119	Grand Crossing	Brighton	MI	1994	01/03/03	77,956	100%	717,394	ACO Hardware, VG’S Food
120	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	100%	633,908	Farmer Jack
121	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food
122	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	227,371	D&W Food Center
123	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	100%	938,974	D&W Food Center, Powerhouse Gym
124	Kentwood	Kentwood	MI	1987	01/03/03	78,007	100%	562,885	D&W Food Center, Spartan Stores, Video Master
125	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,353	99%	4,700,069	Farmer Jack, Kohl’s, Star Theatre, T.J. Maxx	Target
126	Fashion Corner	Saginaw	MI	2002	12/12/95	188,877	62%	940,413	Bed, Bath & Beyond, Best Buy
127	Green Acres	Saginaw	MI	1995	12/12/02	271,506	90%	1,473,550	A.J. Wright, Big Lots, Farmer Jack
128	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	1,768,170	Gander Mountain
129	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	88%	963,850	Farmer Jack	Burlington Coats, F&M, Marshalls
130	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,321,125	CVS, Sears Hardware, VG’S Food
131	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%	766,536	Babies R Us, Bed, Bath & Beyond, Dunham’s
132	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	96%	498,466	D&W Food Center
133	Westland Crossing	Westland	MI	1999	11/16/99	141,738	88%	1,219,082	Grand Prix of America, Michaels	Toys R Us
134	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	93%	1,194,849	Busch Grocery, Wal-Mart
135	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	135,790	52%	488,259	Dunhams, Sav-A-Lot
136	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	100%	473,548	Northwest Bookstore, Paper Warehouse, The Gym
137	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A-Million, Georgia Carpet Outlet, Office Depot
138	Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	100%	448,379	Ingles	Wal-Mart
139	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	85%	534,894	-
140	Macon Plaza	Franklin	NC	2001	12/12/02	92,967	91%	377,814	BI-LO, Peebles
141	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	94%	282,852	Food Lion
142	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	309,880	CVS, Food Lion	Wal-Mart
143	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	97%	693,208	Dollar Tree, Wal-Mart
144	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	93%	577,400	-
145	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	90%	649,912	Belk-Yates
146	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	99%	2,035,352	Wal-Mart
147	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	95%	637,060	Eckerds, Lowe’s Food
148	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	93%	699,023	B.C. Moore, Food Lion, Wal-Mart
149	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	100%	1,019,446	Wal-Mart, Winn-Dixie	Belk’s
150	Parkway Plaza	Winston-Salem	NC	1990	12/12/02	286,405	93%	2,364,174	Comfort Home Furniture, Lowes Foods, Office Depot
151	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	925,465	Michaels, Office Max
152	Laurel Square	Brick	NJ	2003	07/13/92	246,235	96%	1,796,927	Kmart, Pathmark
153	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	840,790	Kmart
154	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	99%	1,193,325	Countyline Hardware, Stop & Shop
155	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,068	86%	2,107,919	ShopRite
156	Tinton Falls Plaza	Tinton Falls	NJ	1998	01/30/98	100,582	92%	902,044	Burlington Coat Factory, Lifestyle Fitness	A&P
157	Dover Park Plaza	Yardville	NJ	2002	01/28/00	59,642	69%	502,214	CVS
158	Socorro	Socorro	NM	2001	03/01/02	48,000	100%	418,000	Smith’s Food
159	Renaissance Center East	Las Vegas	NV	1981	10/17/96	145,578	84%	1,336,920	Albertsons
160	Kietzke Center	Reno	NV	1986	06/20/97	167,296	90%	693,786	Ric’s Furniture
161	University Mall	Canton	NY	1967	01/01/76	78,738	89%	220,334	Rexford’s Hardware
162	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	596,895	Kmart, Office Max

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
163	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	90%	916,829	Big Lots, Quality Markets
164	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
165	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,509,945	Wal-Mart, Wegmans
166	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	57%	1,046,339	Big Lots, Tops Market
167	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,211	98%	708,553	T.J. Maxx
168	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,779,182	Wal-Mart, Wegmans
169	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%	1,135,666	Eckerd, P&C Foods, T.J. Maxx
170	Shops at Seneca Mall	Liverpool	NY	1989	08/03/93	237,202	84%	1,185,741	Kmart
171	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	25%	185,605	Save-A-Lot
172	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	99%	1,397,277	Eckerd, Lifeplex, ShopRite, US Postal
173	Rockland Plaza	Nanuet	NY	1993	01/01/83	247,899	98%	4,499,214	Marshalls, Rockbottom
174	South Plaza	Norwich	NY	1989	04/01/83	143,665	52%	286,270	Plaza Lanes, Sav-A-Lot
175	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	9%	34,713	-
176	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	98%	629,268	Big Lots, JC Penney
177	Mohawk Acres	Rome	NY	1987	01/20/84	155,840	83%	753,290	Applebees, P & C Supermarket
178	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	80%	394,930	Price Chopper
179	Westgate Manor	Rome	NY	1997	01/01/86	65,813	96%	404,886	Big Lots, Rome Cinemas
180	Northland	Watertown	NY	1995	01/01/73	122,666	28%	300,572	-
181	Whitestown Plaza	Whitesboro	NY	1986	04/03/02	80,612	76%	537,153	Fleet Bank, Third Price Sportswear, Victory Markets
182	Ashland Square	Ashland	OH	1991	10/06/93	163,168	99%	939,624	Wal-Mart
183	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	96%	1,274,417	Circuit City, OfficeMax	Pat Catan’s Craft Centers
184	Brentwood Plaza	Cincinnati	OH	1990	05/04/94	232,567	89%	1,211,536	Furniture & Mattress Dist. Center
185	Delhi	Cincinnati	OH	2002	05/22/96	166,317	97%	1,463,733	Big Lots, Kroger
186	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	100%	561,974	Furniture & Mattress Dist. Center, Kroger
187	Western Village	Cincinnati	OH	1960	05/04/94	138,526	76%	554,165	Furniture & Mattress Dist. Center
188	Crown Point	Columbus	OH	1998	07/23/98	147,427	96%	1,254,655	Kroger, Lombards
189	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	80%	944,559	Kroger
190	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	98%	649,337	Staples	Frank’s Nursery & Crafts
191	South Towne Centre	Dayton	OH	1994	03/27/92	308,699	99%	2,471,142	Borders, Burlington Coat Factory, Kmart, Value City Furniture
192	Heritage Square	Dover	OH	1992	08/31/93	231,732	63%	837,611	Bag N Save Foods
193	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	98%	1,147,190	Goodwill, Tops Market	Wal-Mart
194	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	89%	986,879	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Kids R Us, Toys R Us
195	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	99%	2,692,104	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
196	Silver Bridge Plaza	Gallipolis	OH	1972	12/28/86	145,481	80%	422,031	Big Lots, Tractor Supply Company
197	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	454,110	Chief Supermarket, Rite Aid
198	New Boston	New Boston	OH	2000	02/17/93	238,711	100%	1,400,055	Wal-Mart
199	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%	1,773,592	Gregg Appliances, Michaels, Old Navy
200	Alexis Park	Toledo	OH	1988	12/12/02	258,942	96%	1,164,323	Value City
201	Glengary Shopping Center	Westerville	OH	1998	12/12/02	101,068	72%	584,404	Aldi
202	Bethel Park	Bethel Park	PA	1998	05/14/97	224,069	98%	1,341,603	Giant Eagle
203	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	99%	1,347,940	Big Lots, Pathmark
204	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	100%	1,462,698	Giant Food Stores
205	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,384,539	Kmart, Weis Markets
206	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	87%	339,677	Dunham’s, Staples	Toys R Us, Wal-Mart
207	New Garden	Kennett Square	PA	2001	06/20/97	149,270	91%	643,906	Acme Markets, Big Lots
208	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	95%	897,821	Giant Food Stores, Rent-To-Own
209	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	560,439	97%	6,091,356	Strawbridge’s
210	Hampton Square	Southampton	PA	2002	12/29/98	62,933	98%	660,771	Eckerds, McCaffrey’s
211	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	528,992	Hallmark, Redner’s Markets	Kmart
212	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,395	84%	1,155,899	Marshalls, Ocean State Job Lot, Stop & Shop
213	South Park	Aiken	SC	1991	12/12/02	55,580	100%	259,425	Fred’s, Goodwill Emporium
214	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	90%	651,240	BI-LO
215	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,916	94%	292,430	Food Lion
216	Island Plaza	James Island	SC	2003	10/06/97	171,955	44%	590,357	Food Lion
217	Lexington Town Square	Lexington	SC	1995	12/12/02	77,763	95%	370,513	Carolina Pet Supply, Eckerds, Food Lion

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
218	Festival Centre	North Charleston	SC	1987	12/12/02	321,056	92%	1,333,680	Hamrick’s Apparel, Holiday Inn Worldwide, Piggly Wiggly
219	Remount Village	North Charleston	SC	1996	11/13/96	60,238	93%	529,571	BI-LO
220	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,088,272	BI-LO, Kmart
221	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	663,435	CVS, Winn-Dixie
222	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	287,374	Dollar General, Food Lion
223	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	86%	556,828	Dollar Tree, Stringer’s Restaurant, Winn-Dixie
224	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	99%	1,542,397	Kmart, Proffitt’s
225	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	97%	502,744	Food Lion	Wal-Mart
226	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	99%	1,763,354	Factory Direct Home Furnishing, Wal-Mart
227	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	97%	1,036,946	Goody’s, Wal-Mart
228	Chapman Square	Knoxville	TN	1986	12/12/02	53,591	80%	401,183	Dollar Tree	Kroger
229	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	356,832	Dollar General, Food Lion	The Crystal Company
230	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	96%	615,359	Dollar Tree, Winn-Dixie
231	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	367,913	BI-LO, Dollar Tree
232	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,205,245	Wal-Mart
233	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	99%	1,194,023	Wal-Mart
234	Palm Plaza	Aransas	TX	1979	03/01/02	52,104	79%	196,248	Beall’s, Family Dollar
235	Bardin Place Center	Arlington	TX	1993	10/06/97	303,899	87%	1,680,168	Oshman’s	Hobby Lobby
236	Windsor Village	Austin	TX	1997	03/01/02	114,776	89%	543,384	-
237	Baytown Shopping Center	Baytown	TX	1987	03/01/02	95,941	96%	920,251	-
238	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	460,550	H.E.B. Pantry Foods, ICI Paints
239	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	353,497	Davis Food City, Family Dollar, Hancock Fabrics
240	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
241	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	758,105	Eckerd, H.E.B. Pantry Foods, Palais Royal
242	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Kroger
243	Townshire	Bryan	TX	2002	03/01/02	136,693	83%	638,019	Albertsons, Tops Printing
244	Plantation Plaza	Clute	TX	1997	03/01/02	98,429	99%	810,257	Kroger, Walgreens
245	Culpepper Plaza	College Station	TX	1996	03/01/02	206,398	94%	1,467,056	Baskins
246	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,311	100%	1,105,452	Kroger, Eckerd
247	Carmel Village	Corpus Christi	TX	1993	03/01/02	86,678	90%	581,858	Bay Area Dialysis, Beall’s, Tuesday Morning
248	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	97%	1,947,236	Beall’s, Hobby Lobby, Melrose Fashion, Sutherland Lumber
249	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%	441,199	Family Dollar, Minyard
250	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	453,900	Blockbuster, Carnival, Family Dollar, Pancho’s
251	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	416,288	O’Reilly’s Auto Parts, Minyard
252	Webb Royal	Dallas	TX	1992	03/01/02	108,627	98%	714,996	Minyard, Nothing Over $1.00
253	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	95%	557,140	Malone’s
254	Wynnewood Village	Dallas	TX	1996	03/01/02	462,269	98%	3,775,118	Colbert’s, Eckerd, Fallas Paredes, Family Dollar, Factory 2-U, Kroger, Macfrugals, Mighty Dollar, Rhoton’s Food for Less
255	Parktown	Deer Park	TX	1999	03/01/02	122,693	94%	750,288	Burke’s Outlet, Gerland’s, Walgreens
256	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	87%	412,450	Albertsons
257	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	83%	461,556	-
258	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,967	100%	295,020	Family Dollar, Fiesta
259	Meadowbrook	Ft. Worth	TX	1999	03/01/02	40,308	100%	388,672	Dollar General, Eckerd, O’Reilly's Auto Parts
260	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	93%	656,976	Amaximis Lending, Martin’s Hardware, Minyard
261	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	819,522	Truong Nguyen Grocer
262	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	86%	173,112	Ace Hardware, Advantage Rental, Save-A-Lot
263	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	99%	1,043,631	Kroger
264	Antoine Square	Houston	TX	1974	03/01/02	54,512	96%	280,644	Kroger
265	Bay Forest	Houston	TX	1999	03/01/02	71,469	100%	679,566	Kroger
266	Beltway South	Houston	TX	1998	03/01/02	107,174	97%	827,892	Kroger
267	Braes Heights	Houston	TX	2003	03/01/02	100,264	86%	1,402,489	Eckerd
268	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	582,128	Walgreens
269	Braes Oaks	Houston	TX	1992	03/01/02	46,720	96%	384,164	H.E.B. Pantry Foods
270	Braesgate	Houston	TX	1997	03/01/02	91,670	100%	613,375	-
271	Broadway	Houston	TX	1996	03/01/02	74,942	91%	438,651	Dollar General, The Worksource
272	Edgebrook Plaza	Houston	TX	1987	03/01/02	100,170	100%	713,171	El Rodeo, Office Depot, Value Village

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
273	Fondren	Houston	TX	1999	03/01/02	45,873	100%	515,477	Eckerd, Fiesta Home Furniture
274	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	100%	1,691,310	Big Lots, Kroger, Powerhouse Gym, Stein Mart
275	Huntington Village	Houston	TX	1987	03/01/02	112,287	95%	775,622	Family Dollar, Foodtown, Twice Blessed
276	Inwood Forest	Houston	TX	1997	03/01/02	77,553	99%	774,429	Randalls
277	Jester Village	Houston	TX	1988	03/01/02	64,442	98%	518,261	H.E.B. Pantry Foods, Walgreens
278	Jones Plaza	Houston	TX	2000	03/01/02	111,255	88%	1,012,580	24 Hour Fitness, Hancock Fabrics
279	Jones Square	Houston	TX	1999	03/01/02	169,003	99%	1,085,199	D&D Sporting Goods, Hobby Lobby, King Dollar, Macfrugals, Walgreens
280	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	95,568	-
281	Long Point Square	Houston	TX	2002	03/01/02	74,329	100%	401,380	Family Dollar, Family Thrift, Hometown Warehouse
282	Maplewood Mall	Houston	TX	1962	03/01/02	94,910	90%	560,256	Burke’s Outlet,Cox’s Foodrama, Family Dollar
283	Merchants Park	Houston	TX	1997	03/01/02	241,742	99%	2,047,912	Fallas Paredes, Family Thrift, Golden Island, Kroger, Macfrugals, Merchants Bank
284	Mount Houston Square	Houston	TX	1996	03/01/02	173,819	67%	779,084	Fallas Paredes, Walgreens
285	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	84%	812,564	Amco Furniture, Furr’s Cafeteria
286	Northgate	Houston	TX	1972	03/01/02	43,244	100%	346,305	Blockbuster, Firestone, OfficeMax
287	Northshore East	Houston	TX	2001	03/01/02	90,031	94%	1,035,270	Office Depot
288	Northshore West	Houston	TX	1997	03/01/02	144,982	94%	1,105,232	Conn Appliances, Factory 2-U, Petco, Sellers Brothers
289	Northtown Plaza	Houston	TX	1990	03/01/02	192,009	95%	1,503,535	China Border, Factory 2-U, Fallas Paredes, Jo-Ann Fabrics, Macfrugals
290	Northwood	Houston	TX	1972	03/01/02	135,914	93%	906,000	Eckerd, Food City
291	Orange Grove	Houston	TX	1999	03/01/02	177,612	45%	965,459	Office Max, Prince’s Dollar Store
292	Pinemont	Houston	TX	1999	03/01/02	76,477	85%	812,188	Family Dollar, Houston Community College
293	Sharpstown Office Building	Houston	TX	1992	03/01/02	97,558	82%	410,100	-
294	Stella Link	Houston	TX	1998	03/01/02	99,727	86%	615,612	Conn’s Clearance, Davis Food City
295	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%	839,127	Cavender’s Boot City, Firestone, Party City, Salon In The Park
296	Tidwell Place	Houston	TX	1991	03/01/02	41,630	95%	257,784	Doctors Hospital, Family Dollar
297	Westheimer Commons	Houston	TX	1995	03/01/02	251,029	91%	2,232,132	Coomers, Hancock Fabrics, Kroger, Marshalls, Michaels, Walgreens, Wherehouse
298	Irving West	Irving	TX	1987	09/14/93	70,056	97%	614,067	-
299	The Crossing at Fry Road	Katy	TX	1996	03/01/02	225,403	100%	1,938,797	Hobby Lobby, Kroger, Palais Royal, Stein Mart
300	Washington Square	Kaufman	TX	1978	03/01/02	65,050	78%	273,343	Eckerd, Family Dollar
301	League City	League City	TX	1992	03/01/02	99,021	90%	478,552	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
302	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	132,441	91%	701,611	Bealls (Stage), Super 1
303	Crossroads Center	Pasadena	TX	1997	03/01/02	135,692	97%	1,329,020	Kroger, Sears Hardware
304	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	307,108	Dollar General, Hancock Fabrics
305	Parkview West	Pasadena	TX	1991	03/01/02	39,939	87%	331,235	Family Dollar
306	Spencer Square	Pasadena	TX	1998	03/01/02	194,549	97%	2,044,523	Eckerd, Kroger, Petco, Rockin Rodeo(Bushwacker’s)
307	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	94%	1,079,186	Kroger, Palais Royal, Petco, Walgreens
308	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	98%	841,955	Beall’s, H.E.B.	Kmart
309	Lamar Plaza	Rosenberg	TX	1975	03/01/02	154,855	38%	274,272	Dollar General
310	Klein Square	Spring	TX	1999	03/01/02	80,857	98%	667,096	Family Dollar, Foodtown
311	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	97%	1,162,889	99 Cents Store, Palais Royal, Randalls
312	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	53%	958,955	China Border, Factory 2-U, Kroger
313	Tomball Parkway Plaza	Tomball	TX	1990	03/01/02	133,629	97%	895,946	King Dollar, Palais Royal	Hobby Lobby, TSE Tractor Supply
314	Village Center	Victoria	TX	1982	03/01/02	118,827	87%	350,214	Bealls (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
315	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	96%	1,381,045	Ukrops Supermarket	Kohl’s
316	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	95%	1,640,831	Kmart, Kroger
317	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	97%	645,056	Northern Handyman
318	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,248,627	Goody’s, Ingles, Wal-Mart
319	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	81%	436,766	Food Lion
320	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	99%	909,409	Babies R Us, Chuck E. Cheese
321	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	984,965	Wal-Mart
322	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	97%	750,369	CVS, Kroger
323	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	100%	1,024,636	Big Lots, Kroger
324	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	97%	1,119,086	Office Depot, The North Carolina Company
325	Ridgeview Centre	Wise	VA	1990	07/02/92	176,690	100%	1,192,380	Food City, Kmart	Belk’s
326	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	94%	583,772	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
327	Northridge Plaza	Milwaukee	WI	1996	12/12/02	142,126	85%	913,836	Big Lots, Circuit City

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
328	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,315	95%	1,257,289	Hobby Lobby, Kohl’s	ShopKo
329	Moundsville Plaza	Moundsville	WV	1994	12/27/88	174,663	86%	992,303	Big Lots, Kroger
330	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	662,761	Office Depot, T.J. Maxx
331	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	98%	531,000	Kmart
332	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	95%	996,306	Big Lots, Big R Ranch & Home	Econofoods, Hobby Lobby
					TOTAL	46,120,775	91%	$323,603,717
	Single Tenant Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	70,000
6	Gold’s Gym	Brandon	FL	1982	08/10/93	36,750	100%	190,875
7	New Port Richey Center	New Port Richey	FL	1988	12/12/02	43,441	100%	333,844	Kash n’ Karry
8	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
9	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
10	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
11	Hobart I	Hobart	IN	1983	08/10/93	29,300	0%	—
12	Michigan City I	Michigan City	IN	1983	08/10/93	29,000	0%	—
13	Safeway	West Monroe	LA	1981	08/10/93	41,293	100%	228,671	Brookshire’s
14	Northern Automotive	Grand Island	NE	1988	12/31/92	5,671	100%	79,140	Northeast Healthcare
15	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658	Northeast Healthcare
16	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
17	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
18	Winn-Dixie	Chattanooga	TN	1995	03/31/97	43,848	100%	237,413
19	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
20	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
					TOTAL	589,234	82%	$2,685,218
	Enclosed Malls / Specialty Retail Properties

1	Factory Merchants Barstow	Barstow	CA	1994	11/01/93	330,310	68%	$3,352,634	Esprit, Gap, Polo, Timberland
2	Pointe*Orlando	Orlando	FL	1997	11/30/99	462,606	81%	9,124,583	Disney, FAO Schwarz, Foot Locker, Muvico, XS
3	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	32%	371,901	Shop ‘n Save
4	Valley Fair Mall	West Valley City	UT	1987	12/31/96	602,172	97%	4,059,367	JC Penney, Meier & Frank, Mervyn’s
					TOTAL	1,731,310	75%	$16,908,485
	Miscellaneous Properties
1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$329,778
2	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
3	Central Avenue Marketplace	Toledo	OH	2002	08/14/90	LAND	—	—
4	Cavitt Office Building	Bryan	TX	2001	03/01/02	13,200	100%	33,132
5	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
6	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—
					TOTAL	34,760	100%	$362,910

		TOTAL STABILIZED PORTFOLIO				48,476,079	91%	$343,560,330

Property Name		City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)

Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	Metro 580	Pleasanton	CA	1996	09/15/97	174,584	66%	$2,651,161	Borders, Linens ‘N Things	Wal-Mart
2	Vail Ranch Center (4)	Temecula	CA	2003	02/25/03	204,204	93%	2,014,499	Powerhouse Gym, Rite Aid, Stater Bros., Stein Mart
3	Superior Marketplace	Superior	CO	2003	07/31/02	153,429	97%	1,832,854	Michaels, Office Max, PetsMart,T.J. Maxx	Costco, SuperTarget
4	Sun Plaza	Ft. Walton Beach	FL	2003	12/12/02	170,540	63%	761,918	Circuit City, Office Depot, T.J. Maxx
5	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	168,709	48%	434,826	Publix
6	Westgate	Dublin	GA	2003	07/11/90	184,004	70%	615,241	Big Lots, Food Max
7	Perry Marketplace	Perry	GA	1992	12/30/92	178,573	73%	568,597	Beall’s Outlet, Fred’s, Kroger
8	Tinley Park Plaza	Tinley Park	IL	1973	09/20/95	283,470	55%	1,315,413	T.J. Maxx, Walt’s Finer Foods
9	Columbus Center	Columbus	IN	1964	12/01/88	270,227	36%	680,243	-
10	J*Town Center	Jeffersontown	KY	2003	10/21/88	197,167	34%	478,534	Save-A-Lot
11	Delta Center	Lansing	MI	2003	12/12/95	186,246	99%	1,899,637	Farmer Jack, Pet Food Warehouse, T.J. Maxx
12	Paseo del Norte	Albuquerque	NM	2003	03/01/02	58,000	0%	—	-
13	Galleria Commons	Henderson	NV	1998	06/09/98	276,460	83%	1,689,107	Babies R Us, Stein Mart, T.J. Maxx
14	Cortlandville	Cortland	NY	2003	08/04/87	100,300	28%	94,050	Country Max, Kinney Drugs
15	Sunshine Square	Medford	NY	1989	12/12/02	204,047	80%	1,586,382	Stop & Shop, Ultimate Fitness
16	Wallkill Plaza	Middletown	NY	2003	12/12/95	203,234	94%	1,490,100	ShopRite
17	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	36%	148,557	-
18	Market Place	Piqua	OH	1972	11/20/91	169,311	51%	431,197	-
19	Ivyridge	Philadelphia	PA	1963	08/02/95	112,278	78%	944,493	Super Fresh
20	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	91%	782,094	Kroger
21	Clear Lake Camino South	Houston	TX	1992	03/01/02	101,458	83%	612,102	Hancock Fabrics, Mr. Gatti’s Pizza
22	Old Egypt	Magnolia	TX	2003	03/01/02	14,490	100%	—	-
23	Cave Spring Corners	Roanoke	VA	1969	06/05/97	171,125	51%	571,933	Kroger
					TOTAL	3,737,767	67%	$21,602,938
	Enclosed Malls / Specialty Retail Properties

1	The Mall at 163rd Street (5)	Miami	FL	1981	12/31/98	300,000	64%	$1,584,144	Marshalls	Home Depot
					TOTAL	300,000	64%	$1,584,144

		TOTAL REDEVELOPMENT PROPERTIES				4,037,767	66%	$23,187,082

				TOTAL PORTFOLIO		52,513,846	89%	$366,747,412

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes all leases in force at June 30, 2003, including those that are fully executed, but not yet open.

(3) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(4) Includes Phase 1 and Phase 2 of the property.  Phase 1 was acquired on December 31, 1997.

(5) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership

Benbrooke Ventures

Rodney Village	Dover	DE	Benbrooke Partners	—	—
Fruitland Plaza	Fruitland	MD	Benbrooke Partners	—	—
Fredricksburg	Spotsylvania	VA	Benbrooke Partners	—	—

			Total	$9,777,361	50%
CA New Plan Venture Fund (2)

Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—
Marketplace at Wycliffe - Phase 1	Lake Worth	FL	Major U.S. pension fund	—	—
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—

In-Process Development Properties
Marketplace at Wycliffe - Phase 2	Lake Worth	FL	Major U.S. pension fund	—	—
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—

			Total (3)	$5,934,481	10%

Clearwater Mall, LLC

Clearwater Mall	Clearwater	FL	The Sembler Company	$4,100,073	50%

The Centre At Preston Ridge

Phase 1	Frisco	TX	Foreign Investor / George Allen / Milton Schaffer	—	25%
Phase 2 (4)	Frisco	TX	George Allen / Milton Schaffer	—	50%
Phase 3 (5)	Frisco	TX	George Allen / Milton Schaffer	—	50%

			Total	$9,908,927

	Investments in / Advances to Unconsolidated Ventures			$29,720,842

Property Name	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased (1)	ABR	Anchor Tenants

Benbrooke Ventures

Rodney Village	—	—	213,686	86%	$940,650	Family Furniture, Farm Fresh
Fruitland Plaza	—	—	104,095	71%	522,828	Dollar General, Food Lion
Fredricksburg	—	—	83,374	30%	159,000	-

	8.5% preferred return	$—	401,155	70%	$1,622,478
CA New Plan Venture Fund (2)

Stabilized Properties
Ventura Downs	—	—	99,591	100%	$994,165	Blockbuster, Publix, Walgreens
Marketplace at Wycliffe - Phase 1	—	—	115,726	98%	1,593,718	Blockbuster, Walgreens, Winn-Dixie
Sarasota Village	—	—	169,310	95%	1,031,685	Gold’s Gym, Publix
Atlantic Plaza	—	—	133,070	96%	923,960	Beall’s, Publix, Starnet Cinemas
Mableton Walk	—	—	105,742	100%	1,043,000	Piccadilly Cafeteria, Publix
Raymond Road	—	—	66,645	100%	382,288	Kroger
Mint Hill Festival	—	—	59,047	100%	571,842	Eckerd, Harris Teeter
Ladera	—	—	124,584	95%	970,760	Greenbacks, John Brooks
Harwood Central Village	—	—	120,792	94%	1,056,579	Kroger, Petco
Odessa-Winwood Town Center	—	—	343,903	99%	1,838,714	HEB, Michael’s, Office Depot, Target
Ridglea Plaza	—	—	197,601	86%	1,621,806	Eckerd, Stein Mart, Tom Thumb

In-Process Development Properties
Marketplace at Wycliffe - Phase 2	—	—	26,760	33%	63,002	-
Spring Valley Crossing	—	—	105,429	66%	387,876	Albertson’s
Windvale	—	—	126,299	75%	857,934	Randalls

	Increased participation after 12% IRR	$90,083,381	1,794,499	96%	$13,337,330
Clearwater Mall, LLC

Clearwater Mall	9.5% preferred return	$20,239,459	281,984	76%	$3,559,000	Costco (NAP, Linens ‘N Things, Lowe’s (NAP, Michaels, PetsMart, Ross, Target (NAP)
The Centre At Preston Ridge

Phase 1	Increased participation after 10% return	$70,000,000	734,448	94%	$11,900,000	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, MJ Design, Old Navy, PetsMart, Ross, Staples, Stein Mart, Target (NAP, T.J. Maxx, Ulta 3)
Phase 2 (4)	10% preferred return	—	—	—	—	-
Phase 3 (5)	10% preferred return	4,089,167	—	—	—	-

		$74,089,167	734,448	94%	$11,900,000

	Total New Plan Pro Rata Share (6)	$38,672,651	704,631	86%	$6,899,472

(1) Includes all leases in force at June 30, 2003, including those that are fully executed, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.  Equity Investment includes temporary investments.

(3) Percent Leased excludes In-Process Development Properties.

(4) The joint venture is comprised of 38.55 acres of undeveloped land. Included in the Company’s equity investment balance is approximately $3.0 million of outstanding notes receivable.

(5) The joint venture is comprised of 5.4 acres of land, on which a 51,000 square foot shopping center to be anchored by CompUSA is currently under construction at an expected cost of $8.7 million. Construction is 73 percent complete and the shopping center is 71 percent leased.

(6) Percent Leased excludes CA New Plan Venture Fund In-Process Development Properties and Clearwater Mall.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2003

Joint Venture Projects - Disposition Activity

Property Name	Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)
2Q 2003
Flamingo Falls / CA New Plan Venture Fund	S	Pembroke Pines, FL	Sale of property	04/15/03	$23,850,000	$17,809,710	$6,040,290	8.3%	$1,984,320

(1) S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 should be read in conjunction with the above information.